SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2007

INTERVIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       333-133879                                              N/A

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(Commission File Number)                       (IRS Employer Identification No.)

3702 South Virginia Street, #G12-401, Reno, Nevada 89502

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(Address of Principal Executive Offices)     (Zip Code)

(702) 989-5429

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(Registrant's Telephone Number, Including Area Code)

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 5, 2007, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Zeyan Yao – President, CEO, Principal Financial Officer and Director

Kai Kang – Director

The Directors resigning have stated in their resignation letter that their resignations do not in any way imply or infer that there are any disputes or disagreements relating to the Company’s operations, policies or practices.

The following individual has been appointed by to our Board of Directors, effective March 5, 2007:

Name                            Position
Glenn Morimoto                  President, Chief Financial Officer and Director

Glenn Morimoto, 45 yrs of age, most recently held a senior management level position with an Agricultural Cooperative for over 15 years.  He has helped develop the company’s client base on a global scale and was instrumental in helping the cooperative exceed sales of U$150M annually.  Previously, he worked for a global furniture company for 10 years and held various management level positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVIA, INC.

a Nevada corporation

    /s/  Glenn Morimoto

By:____________________________

    Glenn Morimoto, President

DATED:  April 12, 2007